Exhibit 99.(a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of

CALIFORNIA FIRST LEASING CORPORATION

Pursuant to the Offer to Purchase dated November 15, 2022

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5.00 P.M., NEW YORK CITY TIME, DECEMBER 15, 2022, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by overnight courier:

Computershare	Computershare
c/o Voluntary Corporate Actions	c/o Voluntary Corporate Actions
P.O. Box 43011	150 Royall Street, Suite V
Providence, RI 02940-3011	Canton, MA 02021

For additional information and for additional copies of this Letter of Transmittal and the related Offer to Purchase, please contact the Information Agent, Georgeson LLC, at the phone number listed on the back cover of this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address other than as set forth above, does not constitute a valid delivery. Do not send this Letter of Transmittal to the Company or the Information Agent. You must sign this Letter of Transmittal in the appropriate space provided therefor and complete the IRS Form W-9 or an applicable IRS Form W-8. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

DESCRIPTION OF SHARES TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional signed list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Total Number of Book-Entry Shares Tendered**	Total Number of Shares Tendered

Total Shares:

*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares described are being tendered. See Instruction 4.

This Letter of Transmittal is to be used by shareholders of California First Leasing Corporation, a California corporation (the “Company”), either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase). Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation with respect to, their Shares, and all other documents required hereby to the Depositary before the Expiration Time (as defined in the Offer to Purchase) may tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2. If your stock certificate has been lost, stolen or destroyed, please see Instruction 11.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box and provide the information below:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE DELIVERED BY BOOK-ENTRY TRANSFER AND PROVIDE THE INFORMATION BELOW.

Account Number:

Transaction Code Number:

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates:

ODD LOTS

(SEE INSTRUCTION 12)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares.  The undersigned either (check only one box):

☐	Is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or
☐	Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares

And, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)	(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the payment for the purchase price of Shares tendered for payment is to be issued in the name of someone other than the undersigned.	To be completed ONLY if the payment for the purchase price of Shares tendered and accepted for payment is to be paid by check and delivered to someone other than the undersigned or to the undersigned at an address other than the address appearing in the box on the first page above under “Description of Shares Tendered”.

Issue check or submit wire transfer to:	Deliver check to:

Name:	Name:
(Please type or print)	(Please type or print)

Address:	Address:

(include zip code)	(include zip code)

Taxpayer Identification or Social Security Number:	Taxpayer Identification or Social Security Number:

For wire transfers, please complete and submit the enclosed wire transfer instructions

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to California First Leasing Corporation, a California corporation (the “Company”), the above described issued and outstanding shares of common stock, par value $0.01 per share of the Company (the “Shares”), on the terms and subject to the prior satisfaction or waiver (if permitted) of the conditions set forth in the Offer to Purchase, dated November 15, 2022 (the “Offer to Purchase”), and this Letter of Transmittal (together with the Offer to Purchase, the “Offer”), receipt of which is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer, and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Shares tendered herewith on or after the date of the Offer to Purchase and irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) to present such Shares for transfer on the Company’s books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all on the terms and subject to the prior satisfaction or waiver (if permitted) of the conditions.

By accepting payment for Shares pursuant to the Offer, the undersigned shareholder, or, in the event the Shares held by the undersigned are held in “street name” by a broker, dealer, bank, trust company or other nominee, the beneficial owners of such Shares, shall be deemed to have acknowledged and agreed to the provisions below under the headings “Representations, Warranties and Covenants of the Undersigned Shareholder”.

Representations, Warranties and Covenants of the Undersigned Shareholder.

The undersigned hereby covenants, represents and warrants to the Company that:

(a)         the undersigned understands that delivering Shares under any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer to Purchase and this Letter of Transmittal;

(b)         the undersigned has full power and authority to deliver, sell, assign and transfer the Shares delivered hereby and that, when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all liens, encumbrances, security interests, charges and adverse claims;

(c)         the undersigned has the absolute and unrestricted capacity, right, power and authority to enter into and to perform its obligations under this Letter of Transmittal and the Offer to Purchase, and the undersigned’s signature below constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with the terms of the Letter of Transmittal and the Offer to Purchase;

(d)         the undersigned has reviewed the Offer to Purchase and this Letter of Transmittal carefully and in their entirety, along with all attachments thereto, and also believes that it, he or she has received all the information the undersigned considers necessary or appropriate for deciding whether to execute this Letter of Transmittal and agree to the terms of the Offer to Purchase, including without limitation consulting with the undersigned’s tax, legal, and financial and other advisors, as appropriate;

(e)         the undersigned hereby acknowledges that he, she or it has not relied on any representation, warranty, covenant or other statement of the Company, other than those set forth in this Letter of Transmittal and the Offer to Purchase, in making its investment decision to sell the Shares;

(f)         the undersigned expressly acknowledges and agrees that neither the Company nor any of its affiliates makes any representation, warranty or covenant with respect to the tax treatment of the transactions contemplated by the Offer to Purchase and this Letter of Transmittal, and the undersigned shall be solely responsible for the payment of any and all income and other taxes (other than transfer taxes, as provided in the Offer to Purchase), filing and recording fees and similar charges relating to the transactions contemplated herein and therein;

(g)         the undersigned acknowledges that he, she or it has been advised by the Company to consult with his, her or its own independent financial advisors and legal counsel, and is executing this Letter of Transmittal and agreeing to sell Shares to the Company with a full understanding of all of the terms, conditions and risks related to the sale of such Shares, and willingly assumes those terms, conditions and risks;

(h)         the undersigned has made his, her or its own decision to sell Shares pursuant to this Letter of Transmittal and the Offer to Purchase based upon his, her or its own independent review and consultations with such investment, legal, tax, accounting and other advisers as he, she or it deemed necessary;

(i)         the undersigned has been made aware that (i) the Company and/or its affiliates, from time to time, evaluate the Company’s strategic alternatives designed to maximize shareholder value which may include, but not be limited to, a sale of the Company or substantially all of its assets, which could provide for liquidity to all the shareholders and that the Company will continue to periodically explore such strategic alternatives from time to time following the completion of the Offer, and (ii) by consummating the transactions contemplated by the Offer to Purchase and this Letter of Transmittal, the undersigned will no longer be a shareholder of the Company to the extent of the number of Shares being purchased by the Company and will be unable to participate in the future of the Company in respect of the number of Shares being purchased by the Company nor will the undersigned be exposed to the future risks and rewards associated with ownership of the Shares being purchased by the Company;

(j)         the undersigned understands that the transactions contemplated by this Letter of Transmittal and the Offer to Purchase is a partial self tender offer and, therefore, the Company may purchase, all, some, or none of the undersigned's Shares, in each case, as determined by the Company pursuant to the terms and conditions of this Letter of Transmittal and the Offer to Purchase; and

(k)         no broker, finder or investment banker has been retained or engaged on behalf of the undersigned or is entitled to any brokerage, finder’s or other fee, compensation or commission in connection with the transactions contemplated by this Letter of Transmittal, the Offer to Purchase, and the other tender offer materials (as such term is defined in the Offer to Purchase).

The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by Computershare Inc. (the “Depositary”) or the Company to complete the sale, assignment and transfer of the tendered Shares to the Company.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.

The Company’s acceptance for payment of Shares validly tendered according to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges and agrees that under the circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer; may postpone acceptance for payment of, or the payment for, Shares tendered; or may accept for payment fewer than all the Shares tendered. The undersigned further acknowledges and agrees that the Offer is subject to the conditions described in the Offer to Purchase and that the Company can provide no assurances regarding whether all such conditions will be satisfied. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

Unless otherwise indicated above under “Special Payment Instructions,” please issue the check or send the wire (or in the case of Shares tendered by book-entry transfer, send the wire to the account at the Book-Entry Transfer Facility) for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions” above, please mail the check (for Shares not tendered by book-entry transfer) for the purchase price of the Shares purchased and issue a Direct Registration Transaction Advice for any Shares not tendered or not purchased (and accompanying documents as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered” above. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” boxes above are completed, please issue the check or send the wire for the purchase price for the Shares in the name(s) of, and deliver such check and any Direct Registration Transaction Advice for Shares to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above.

The undersigned acknowledges and agrees that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered.

IMPORTANT

SHAREHOLDER(S) SIGN HERE

(Also, complete IRS Form W-9 set forth herein or an applicable IRS Form W-8)

X

X
Signature(s) of Holder(s)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

Dated:

Name(s):
(Please Type or Print)

Capacity (full title) (See Instruction 5):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

 (See IRS Form W-9 contained herein or an applicable IRS Form W-8)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; See Instructions 1 and 5)

X
Signature of Authorized Signatory

Dated:

Name:
(Please Type or Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions: above in this Letter of Transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Share certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder of the certificates surrendered, then the tendered Share certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Share certificate, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made according to the procedures for book-entry transfer set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) and either original certificates for the tendered Shares must be received by the Depositary at one of such addresses on or prior to the Expiration Time or the Shares must be delivered according to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case, on or before the Expiration Time, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their original stock certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or before the Expiration Time may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery according to the guaranteed delivery procedures set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. Under such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary on or before the Expiration Time and (c) either (i) the original stock certificates representing the Shares, together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected according to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed documents required by this Letter of Transmittal, must be received by the Depositary, and such Shares must be delivered according to the book-entry transfer procedures and a book-entry confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which shares are listed for quotation on the OTC Markets.

An “Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and the Depositary, to and received by the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-

Entry Transfer Facility tendering the Shares which are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms and conditions of the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or other information should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (Only Applicable to Holders of Share Certificates). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in names of different holders on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the certificate(s), with the signature(s) on the certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

6. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it, or its order, in the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) for Shares are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer will be deducted from the price to be paid in the Offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check or wire transfer is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check or wire transfer is to be sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. See Instruction 1, 5 and 6.

8. Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer in the case of any Shares tendered.

9. IRS Form W-9; IRS Form W-8. Important Tax Information. United States federal income tax law generally requires that if your Shares are accepted for payment, you or your assignee (in either case, the “Payee”) must provide the Company with the Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is the Payee’s social security number, and, in the case of an entity, is the Payee’s Employer Identification Number (“EIN”). If the Company is not provided with the correct TIN or EIN, as applicable, or with an adequate basis for an exemption, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 24% of the gross proceeds received pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained; provided, that the requisite information is correctly furnished to the IRS in a timely manner.

To prevent backup withholding, each Payee must provide such Payee’s correct TIN by completing the IRS Form W-9 set forth herein, certifying that (i) the TIN provided is correct, (ii) (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the payee that such Payee is no longer subject to backup withholding, and (iii) the Payee is a U.S. citizen or other “United States Person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (including a U.S. resident alien).

If the Payee does not have a TIN, such Payee should consult the instructions to IRS Form W-9 available online at www.irs.gov. If the Payee does not provide such Payee’s TIN to the Company by the time of payment, backup withholding will apply.

If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on IRS Form W-9 for information regarding which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should fill in the “Exempt Payee Code” box with the applicable code on the IRS Form W-9. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate and properly completed Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such forms and instructions may be obtained from the IRS at its Internet website: www.irs.gov.

SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE APPLICABILITY AND REFUND OF BACKUP WITHHOLDING TAX.

10.   Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Georgeson Inc., the Information Agent, at the phone number listed on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

11.   Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the number of Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken to replace the lost, destroyed or stolen certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

12.   Odd Lots.  The Company will purchase Shares validly tendered and not properly withdrawn prior to the Expiration Time by any shareholder who owns beneficially or of record an aggregate of fewer than 100 shares.  This preference will not be available unless the items captioned “Odd Lots” is completed.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION TIME OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION TIME OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

The Depositary for the Offer is:

If delivering by mail:	If delivering by overnight courier:

Computershare	Computershare
c/o Voluntary Corporate Actions	c/o Voluntary Corporate Actions
P.O. Box 43011	150 Royall Street, Suite V
Providence, RI 02940-3011	Canton, MA 02021

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. Shareholders may also contact their broker, dealer, bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

1290 Avenue of the Americas,

9th Floor New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free: (866) 828-4305

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